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                                                                    EXHIBIT 23.5




                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use of our report dated January 14, 2000 on the financial statements of Peoples, Ltd. and subsidiary as of December 31, 1999 and 1998 and for the years then ended included in this Proxy Statement/Prospectus on Form S-4 and to the reference to our Firm under the caption "Experts" in the Proxy Statement/Prospectus.


/s/ Parente Randolph, PC

Parente Randolph, PC
Wilkes-Barre, Pennsylvania
August 31, 2000